Gene Therapy for Parkinson’s Disease
with Subthalamic Nucleus AAV-GAD:
FDG PET Results

A. Feigin1 , C. Tang1, M. During 2,

M. Kaplitt2 , and D. Eidelberg1

1Center for Neuroscience, Feinstein Institute for Medical Research

  North Shore – LIJ Health System, Manhasset, NY

    2 Weill – Cornell Medical Center, New York, NY

Disclosure

This study was funded by Neurologix, Inc.

Dr. Kaplitt’s father is Chairman of Neurologix,
Inc.

Dr. During is a founder & paid consultant for
Neurologix, Inc.

Dr. Kaplitt is a founder & unpaid consultant for
Neurologix, Inc.

None of the other authors have anything to
disclose

Objective

To utilize FDG PET to assess the
effects of adeno-associated virus
vector delivery of the glutamic acid
decarboxylase gene (AAV-GAD) into
the subthalamic nucleus (STN) in
patients with Parkinson’s disease (PD).

Background

Dopaminergic neuronal loss in PD leads to changes in
basal ganglia circuitry, including decreased
GABAergic input to the STN.

AAV can be utilized as a viral vector to introduce the
GAD gene into the CNS.

GAD is rate limiting for the production of GABA.

In parkinsonian primates, STN AAV-GAD increases motor
cortical glucose utilization in association with improved
motor scores and it is safe and well tolerated.

FDG PET can demonstrate changes in brain function
associated with symptomatic therapies for PD.

Figure 1
PARKINSONISM
Cortico-Striato-Pallido-Thalamo-Cortical Circuit

Cerebral Cortex

Thalamus

   VA/VL

  (CM/PF)

TPC

GPI

SC

SNR

STH

GPE

STRIATUM

CM

Rp

LC

SNC

GLU

GABA(-)

ACH

ACH

SOM

GABA

5HT

GLU

NE

GABA

   EN

DA

?NT

?CCK

GAB
A

GABA

  SP (+)

  DY

(-)

(-)

(-)

(+ )

(-)

(+)

(+)

(-)

(-)

(-)

(+)

(+)

(+)

(-)

(-)

(+)

GLU

GLU

Design/Methods I

An open-label, safety-tolerability, dose escalation
trial of unilateral STN AAV-GAD.

12 subjects.

11 men, 1 woman.

Age 58.2 + 5.7 (mean + SD).

Subjects 1-4, low dose (1011 packaged vector
particles/ml); 5-8, middle dose (3x10 11); 9-12, high
dose (10 12).

At least 1 month f/u following 4th subject in each group
before moving to next dose.

Inclusion criteria

Idiopathic PD (3/4 cardinal features, response to levodopa)

Age 25 –70

Disease duration > 5 years

Stable PD meds for 3 months

Disability due to PD:

OFF HY > 3

OFF Motor UPDRS > 30

Complications of levodopa including motor fluctuations and
dyskinesias

Exclusion criteria

Secondary or atypical parkinsonism

Significant cognitive impairment or hallucinations

Non-surgical candidate due to unstable medical condition

Significant psychiatric illness

Withholding of consent

Design/Methods II

Study evaluations

Clinical assessments at screening, baseline, 1, 3, 6, and 12 months.

UPDRS (ON/OFF), neuropsychological testing, videotaped
examinations, timed motor tasks.

FDG PET at baseline, 6 and 12 months.

SPM comparison of baseline vs. 6 months  thresholded at p < 0.01.

Regions that were significantly changed were assessed at 12 months.

Topographic profile rating (TPR) to assess individual subject expression of a PD-related metabolic pattern (PDRP) at baseline and after 6 and 12 months.

Design/Methods III

Parkinson’s Disease Related Pattern (PDRP)

z = - 30

z = - 2

3.5

5.0

6.5

3.0

4.0

5.0

Premotor Cortex

z = 54

Post Parietal

Pons

Cerebellum

Put/GP

Thalamus

PC1 (20.7% VAF) from analysis of 20 PD and 20 Controls. Voxel weight

reliability assessed by bootstrap estimation for | ICV| > 4.0 (p < 0.0001)

Clinical efficacy

Total OFF UPDRS improved from 38.6 + 8.4 to 28.7 + 12.3 at 6 months (p < 0.01), and 29.7 + 13.6 at 12 months (p < 0.01).

Lateralized UPDRS improved on the side contralateral to the
operated side from 15.0 + 5.2 to 10.3 + 6.8 at 6 months (p < 0.01), and 10.6 + 5.5 at 12 months (p < 0.01).

On the side contralateral to the unoperated side, UPDRS changed from 9.0 + 3.8 to 6.3 + 5.2 at 6 months (n.s.), and 6.7 + 5.4 at 12 months (n.s.).

Results I

UPDRS Motor Ratings

Baseline

Total UPDRS

Contralateral (red) and
Ipsilateral (black) UPDRS

6

*

***

1

3

Months

***

**

Months

* p < 0.05; **   p < 0.01; *** p < 0.005

12

Baseline

6

1

3

12

**

***

Results II

FDG PET results:

On the operated side, metabolic decrements at 6 months were identified in the internal globus pallidus (GP) and ventrolateral thalamus (VL)

These changes appeared to persist at 12 months, though no longer statistically significant.

No changes were identified on the unoperated side.

PDRP was suppressed on the operated side at 6 and 12 months.

PDRP suppression correlated with UPDRS improvement within subjects
(R = 0.45, p = 0.03).

PDRP suppression appeared to increase across dosage groups though this did not reach statistical significance.

Declines in Pallidal and Thalamic Metabolism

Parkinson’s Disease Related Pattern (PDRP)

z = - 30

z = - 2

3.5

5.0

6.5

3.0

4.0

5.0

Premotor Cortex

z = 54

Post Parietal

Pons

Cerebellum

Put/GP

Thalamus

PC1 (20.7% VAF) from analysis of 20 PD and 20 Controls. Voxel weight

reliability assessed by bootstrap estimation for | ICV| > 4.0 (p < 0.0001)

Changes in hemispheric PDRP

Baseline

OP (red) vs. UNOP (black)

6

Months

Months

12

Baseline

6

12

Relative to Baseline

A

B

***

***

*** p < 0.005

Changes in corrected PDRP

Baseline

Corrected PDRP

(OP - UNOP)

6

Months

Months

*** p < 0.005

12

Baseline

6

12

***

***

Black Circle: Low dose

Blue Triangle: Medium dose

Red Square: High dose

By dose

Changes in PDRP across Doses:
Comparison with other PD  Interventions

Conclusions

Clinical improvements following STN AAV-GAD in advanced PD are encouraging, however interpretation must be qualified as this was a small, open-label trial.

The FDG PET imaging results resemble those from subthalamotomy and STN DBS, and provide significant support for the clinical results.

The different directions of metabolic change between the operated and control side make a placebo effect less likely.

Imaging dose response curves also suggest a treatment related effect.

Future studies will include open-label bilateral STN AAV-GAD, and possibly a multicenter, randomized, double-blind trial of STN AAV-
GAD in advanced PD.

FDG PET imaging may be valuable as an adjunct outcome measure in pilot clinical trials.